SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant ☑	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Under Rule 14a-12

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Ionics, Incorporated

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       1) Title of each class of securities to which transaction applies:

       2) Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       4) Proposed maximum aggregate value of transaction:

       5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

       1) Amount Previously Paid:

       2) Form, Schedule or Registration Statement No.:

       3) Filing Party:

       4) Date Filed:

EXPLANATORY NOTE

The following revised Proxy Card portion of the definitive proxy statement of Ionics, Incorporated is being filed solely to rectify a typographical error located on the Proxy Card under Proposal 2. The revision corrects the name of the proposed plan to read the 2003 Non-Employee Directors Stock Option Plan (rather than 2000 as originally filed). Other than correcting this typographical error in the electronic version of the Proxy Card, there have been no changes to the text of the proxy statement.

DETACH HERE

IONICS, INCORPORATED

65 Grove Street, Watertown, Massachusetts 02472

Proxy for Annual Meeting to be held May 7, 2003

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ARTHUR L. GOLDSTEIN and STEPHEN KORN, and each of them, as Proxies of the undersigned, each with full power to appoint his substitute, and hereby authorizes both of them, or any one if only one be present, to represent and to vote, as designated below, all the shares of Common Stock of Ionics, Incorporated held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the Annual Meeting of Stockholders to be held on May 7, 2003, or at any adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3, with discretionary authority to vote upon such other matters as may properly come before the meeting.

If you wish to vote in accordance with the Board of Directors’ recommendation, just sign and date on the reverse side. You need not mark any boxes.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on the books of the Corporation. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?

IONICS, INCORPORATED
C/O EQUISERVE TRUST COMPANY, N.A.
P. O. BOX 8694
EDISON, NJ 08818-8694

[XXXXX - IONICS, INCORPORATED Revised] [FILE NAME: ZIONIC1.ELX] [VERSION -(1)] [04/02/03] [orig. 04/02/03]

ZIONC1
DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

☒	Please mark votes as in this example.

IONICS, INCORPORATED

1.		Election of the two Class II Directors listed below.

		NOMINEES:	(01)	Daniel I. C. Wang
			(02)	Mark S. Wrighton

				FOR ALL NOMINEES ☐ ☐	WITHHOLD FROM ALL NOMINEES

☐
For all nominee(s) except as written above

		FOR	AGAINST	ABSTAIN
2.	To approve and adopt the 2003 Non-Employee Directors Stock Option Plan.	☐	☐	☐

3.	Proposal to ratify the selection of PricewaterhouseCoopers LLP as auditors for fiscal year ending December 31, 2003.	☐	☐	☐

4.	To consider and act upon such other matters as may properly come before the meeting.

	Mark box at right if an address change or comment has been noted on the reverse side of this card.			☐

Please be sure to sign and date this Proxy.

Stockholder		Co-owner
sign here:	Date:	sign here:	Date: